SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 29, 2003

SAVVIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation or Organization)	Number)	Identification No.)

1 SAVVIS Parkway, St. Louis, Missouri		63017
12851 Worldgate Drive, Herndon, Virginia		20170

(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:	(314) 628-7000
	(703) 234-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition).

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under Item 9 and also under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a press release dated July 29, 2003, reporting the Company’s results for the second quarter ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAVVIS COMMUNICATIONS CORPORATION

Date: July 29, 2003	By:	/s/ Jeffrey H. Von Deylen
Name: Jeffrey H. Von Deylen
Title: Executive Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by SAVVIS Communications Corporation on July 29, 2003 reporting second quarter, 2003 results.